UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
                     Pursuant to Section l3 and l5(d) of the
                         Securities Exchange Act of l934


                                  June 29, 2006
                Date of report (date of earliest event reported)


                          STANDARD PARKING CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


                                    Delaware
                 (State or Other Jurisdiction of Incorporation)


         000-50796                                16-1171179
         ---------                                ----------
(Commission File Number)                 (IRS Employer Identification No.)



           900 N. Michigan Avenue, Suite 1600, Chicago, Illinois 60611
           -----------------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

                                 (312) 274-2000
              (Registrant's Telephone Number, Including Area Code)

                                 Not Applicable
          (Former Name or Former Address, if Changed Since Last Report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On June 29, 2006, the Company entered into an amended and restated senior credit agreement, which, among other things, increases the facility size to $135 million and reduces the pricing by up to 50 basis points.

A copy of the Amended and Restated Credit Agreement dated June 29, 2006 is attached as Exhibit 10.1 to this Form 8-K. In addition, a press release describing the transaction is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 1.02.  Termination of a Material Definitive Agreement.

On June 29, 2006, the Company notified the trustee for the 9.25% Senior Subordinated Notes of its intent to redeem the remaining outstanding balance of these notes in the approximate amount of $48.9 million. Settlement of the redemption of these senior subordinated notes, with accumulated interest, is expected to occur approximately thirty days of the date hereof.

A press release describing the transaction is attached as Exhibit 99.1 to this Form 8-K and incorporated herein by reference.


Item 9.01.  Exhibits.

10.1 Amended and Restated Credit Agreement dated June 29, 2006 among the Company, various Financial Institutions, Bank of America, N.A., La Salle Bank National Association and Wells Fargo Bank, N.A.

99.1 Press Release dated June 29, 2006 related to the Amended and Restated Credit Agreement and redemption of the 9.25% Senior Subordinated Notes of the Company

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 STANDARD PARKING CORPORATION



Date:  June 30, 2006                             By:     /s/ G. MARC BAUMANN
                                                    ------------------------
                                                       G. Marc Baumann,
                                                       Chief Financial Officer

                                INDEX TO EXHIBITS

EXHIBIT     DESCRIPTION OF EXHIBIT
----------- -------------------------------------------------------------------

10.1 Amended and Restated Credit Agreement dated June 29, 2006 among the Company, various Financial Institutions, Bank of America, N.A., La Salle Bank National Association and Wells Fargo Bank, N.A.

99.1 Press Release dated June 29, 2006 related to the Amended and Restated Credit Agreement and redemption of the 9.25% Senior Subordinated Notes of the Company